BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND

(the “Fund”)

SUPPLEMENT DATED DECEMBER 4, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The table in the section entitled “Management and Advisory Arrangements—Other Funds and Accounts Managed—Global Opportunities V.I.” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Callan, CFA	10	10	5	0	0	3
	$10.67 Billion	$2.92 Billion	$2.32 Billion	$0	$0	$1.96 Billion
Ian Jamieson, CFA	6	8	3	0	0	1
	$6.42 Billion	$1.44 Billion	$1.28 Billion	$0	$0	$910.6 Million

The subheading in the section entitled “Management and Advisory Arrangements—Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Messrs. Geer, Kemp, Shearer, Cassese, Callan, Jamieson, Bristow, Williams, Balaraman and Coyle and Mdmes. King and Anderson

The table in the section entitled “Management and Advisory Arrangements—Discretionary Incentive Compensation” solely with respect to the Fund is deleted and replaced with the following:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Thomas Callan, CFA Ian Jamieson, CFA	Global Opportunities V.I.	Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification

The last sentence in the subsection entitled “Management and Advisory Arrangements—Discretionary Incentive Compensation—Distribution of Discretionary Incentive Compensation—Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mdmes. Anderson and King and Messrs. Delbos, Shearer, Keenan, Bristow, Green, Bliss, Savage, Mason, Rieder, Miller, Balaraman and Coyle have unvested long-term incentive awards.

The last sentence in the subsection entitled “Management and Advisory Arrangements—Discretionary Incentive Compensation—Distribution of Discretionary Incentive Compensation—Deferred Compensation Program” is deleted in its entirety and replaced with the following:

Mdmes. Anderson and King and Messrs. Balaraman, Bliss, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, Garfin, Geer, Green, Jamieson, Keenan, Kemp, Kraeger, Mason, Miller, Ramkumar, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Williams are eligible to participate in the deferred compensation program.

The last sentence in the first paragraph in the subsection entitled “Management and Advisory Arrangements—Discretionary Incentive Compensation—Other compensation benefits—Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Mdmes. Anderson and King and Messrs. Balaraman, Bliss, Cassese, Callan, Chamby, Christofel, Coyle, Delbos, Garfin, Geer, Green, Jamieson, Keenan, Kemp, Kraeger, Mason, Miller, Ramkumar, Rieder, Roldan, Savage, Schoenhofen, Shearer, Stattman, Stournaras and Williams are eligible to participate in these plans.

The last two sentences in the first paragraph in the subsection entitled “Management and Advisory Arrangements—Portfolio Manager Compensation Overview—Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Bristow, Callan, Jamieson, Keenan, Kraeger, Rieder, Schoenhofen and Williams may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bristow, Callan, Jamieson, Keenan, Kraeger, Rieder, Schoenhofen and Williams may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

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